               Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the registrant [X]
Filed by a party other than the registrant [_]


Check the appropriate box:
[_]      Preliminary proxy statement
[X]      Definitive proxy statement
[_]      Definitive additional materials
[_]      Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12


                        First Southern Bancshares, Inc.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified in Its Charter)

                        First Southern Bancshares, Inc.
--------------------------------------------------------------------------------
                  (Name of Person(s) Filing Proxy Statement)

Payment of filing fee (Check the appropriate box):
[X]      No fee required.
[_] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
[_]      Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-
         11.

(1)      Title of each class of securities to which transaction applies:

               N/A
--------------------------------------------------------------------------------
(2)      Aggregate number of securities to which transactions applies:

               N/A
--------------------------------------------------------------------------------
(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

               N/A
--------------------------------------------------------------------------------
(4)      Proposed maximum aggregate value of transaction:

               N/A
--------------------------------------------------------------------------------
[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11 (a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)      Amount previously paid:
               N/A
--------------------------------------------------------------------------------

(2)      Form, schedule or registration statement no.:
               N/A
--------------------------------------------------------------------------------

(3)      Filing party:
               N/A
--------------------------------------------------------------------------------

(4)      Date filed:
               N/A
--------------------------------------------------------------------------------

                        First Southern Bancshares, Inc.


                                March 17, 2000





Dear Stockholder:

     You are cordially invited to attend the annual meeting of stockholders of First Southern Bancshares, Inc. The meeting will be held at the main office of First Southern Bank, located at 102 South Court Street, Florence, Alabama, on Wednesday, April 19, 2000, at 10:00 a.m., Central Time.

     The notice of annual meeting and proxy statement appearing on the following pages describe the formal business to be transacted at the meeting. During the meeting, we will also report on the operations of the Company. Directors and officers of the Company, as well as a representative of Marmann, McCrary & Associates, P.C., the Company's independent auditors, will be present to respond to appropriate questions of stockholders.

     It is important that your shares are represented at this meeting, whether or not you attend the meeting in person and regardless of the number of shares you own. To make sure your shares are represented, we urge you to complete and mail the enclosed proxy card. If you attend the meeting, you may vote in person even if you have previously mailed a proxy card.

     We look forward to seeing you at the meeting.

                             Sincerely,

                             /s/ Charles L. Frederick, Jr.

                             Charles L. Frederick, Jr.
                             Chairman of the Board,
                             President and Chief Executive Officer

                        FIRST SOUTHERN BANCSHARES, INC.
                            102 South Court Street
                            Florence, Alabama 35630
                                (256) 764-7131

________________________________________________________________________________

                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                         To Be Held On April 19, 2000

________________________________________________________________________________

         NOTICE IS HEREBY GIVEN that the annual meeting of stockholders of First Southern Bancshares, Inc. ("Company") will be held at the main office of First Southern Bank, 102 South Court Street, Florence, Alabama, on Wednesday, April 19, 2000, at 10:00 a.m., Central Time, for the following purposes:

         1.    To elect three directors each to serve for a term of three years;

         2. To ratify the appointment of Marmann, McCrary & Associates, P.C. as independent auditors for the Company for the fiscal year ending December 31, 2000; and

         3. To transact any other business that may properly come before the meeting.

         NOTE: The Board of Directors is not aware of any other business to come before the meeting.

         Only stockholders of record at the close of business on March 10, 2000 are entitled to receive notice of the meeting and to vote at the meeting and any adjournment or postponement of the meeting.

         Please complete and sign the enclosed form of proxy, which is solicited by the Board of Directors, and mail it promptly in the enclosed envelope. The proxy will not be used if you attend the meeting and vote in person.


                                    BY ORDER OF THE BOARD OF DIRECTORS

                                    /s/ M. Kaye Townsend
                                    M. Kaye Townsend
                                    Secretary

Florence, Alabama
March 17, 2000

IMPORTANT: The prompt return of proxies will save the Company the expense of further requests for proxies in order to ensure a quorum. A self-addressed envelope is enclosed for your convenience. No postage is required if mailed in the United States.

                                PROXY STATEMENT
                                      OF
                        FIRST SOUTHERN BANCSHARES, INC.

________________________________________________________________________________

                        ANNUAL MEETING OF STOCKHOLDERS
                                April 19, 2000

________________________________________________________________________________

         This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of First Southern Bancshares, Inc. ("First Southern" or the "Company") to be used at the annual meeting of stockholders of the Company. The annual meeting will be held at the main office of First Southern Bank (the "Bank"), 102 South Court Street, Florence, Alabama on Wednesday, April 19, 2000, at 10:00 a.m., Central Time. This proxy statement and the enclosed proxy card are being first mailed to stockholders on or about March 17, 2000.

________________________________________________________________________________

                          VOTING AND PROXY PROCEDURE

________________________________________________________________________________

Who Can Vote at the Meeting

         You are entitled to vote your First Southern common stock only if the records of the Company show that you held your shares as of the close of business on March 10, 2000. If your shares are held "in street name" in a stock brokerage account or by a bank or other nominee, you are considered the beneficial owner of those shares and these proxy materials are being forwarded to you by your broker or nominee. As the beneficial owner, you have the right to direct your broker or nominee how to vote your shares and are also invited to attend the meeting. Your broker or nominee has enclosed a voting instruction card for you to use to direct your broker or nominee how to vote your shares.

         As of the close of business on that date, a total of 1,268,626 shares of First Southern common stock were outstanding. Each share of common stock has one vote. As provided in the Company's Certificate of Incorporation, record holders of the Company's common stock who beneficially own, either directly or indirectly, in excess of 10% of the Company's outstanding shares are not entitled to any vote in respect of the shares held in excess of the 10% limit.

Attending the Meeting

         If you are a beneficial owner of First Southern common stock held "in street name" by a broker, bank or other nominee, you will need proof of ownership to be admitted to the meeting. A recent brokerage statement or letter from a bank or broker are examples of proof of ownership. If you want to vote your shares of First Southern common stock held "in street name" in person at the meeting, you will have to get a written proxy in your name from the broker, bank or other nominee who holds your shares otherwise you will be unable to vote those shares in person at the meeting.

Vote Required

         The annual meeting will be held if a majority of the outstanding shares of common stock entitled to vote is represented at the meeting. If you return valid proxy instructions or attend the meeting in person, your shares will be counted for purposes of determining whether there is a quorum, even if you abstain from voting. Broker non-votes also will be counted for purposes for determining the existence of a quorum. A broker non-vote occurs when a broker, bank or other nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item and has not received voting instructions from the beneficial owner.

         In voting on the election of directors, you may vote in favor of all nominees, withhold votes as to all nominees, or withhold votes as to specific nominees. There is no cumulative voting for the election of directors. Directors must be elected by a plurality of the votes cast at the annual meeting. This means that the nominees receiving the greatest number of votes will be elected. Votes that are withheld and broker non-votes will have no effect on the outcome of the election. In voting on the ratification of the appointment of Marmann, McCrary & Associates, P.C. as independent auditors, you may vote in favor of the proposal, vote against the proposal or abstain from voting. This matter will be decided by the affirmative vote of a majority of the votes cast at the annual meeting. On this matter, abstentions and broker non-votes will have no effect on the voting.

Voting by Proxy

         This proxy statement is being sent to you by the Board of Directors of First Southern for the purpose of requesting that you allow your shares of First Southern common stock to be represented at the annual meeting by the persons named in the enclosed proxy card. All shares of First Southern common stock represented at the annual meeting by properly executed proxies will be voted according to the instructions indicated on the proxy card. If you sign, date and return a proxy card without giving voting instructions, your shares will be voted as recommended by the Company's Board of Directors. The Board of Directors recommends a vote FOR each of the nominees for director and FOR ratification of Marmann, McCrary & Associates, P.C. as independent auditors.

         If any matters not described in this proxy statement are properly presented at the annual meeting, the persons named in the proxy card will use their own judgment to determine how to vote your shares. This includes a motion to adjourn or postpone the annual meeting in order to solicit additional proxies. If the annual meeting is postponed or adjourned, your First Southern common stock may be voted by the persons named in the proxy card on the new annual meeting date as well, unless you have revoked your proxy. The Company does not know of any other matters to be presented at the annual meeting.

         You may revoke your proxy at any time before the vote is taken at the meeting. To revoke your proxy you must either advise the Secretary of the Company in writing before your common stock has been voted at the annual meeting, deliver a later dated proxy, or attend the meeting and vote your shares in person. Attendance at the annual meeting will not in itself constitute revocation of your proxy.

         If your First Southern common stock is held "in street name," you will receive instructions from your broker, bank or other nominee that you must follow in order to have your shares voted. Your broker or bank may allow you to deliver your voting instructions via the telephone or the Internet. Please see the instruction form provided by your broker, bank or other nominee that accompanies this proxy statement.

Participants in the Bank's ESOP or 401(k) Plan


         If you participate in the First Southern Bank Employee Stock Ownership Plan ("ESOP") or if you hold shares through the First Southern Bank 401(k) Plan, the proxy card represents a voting instruction to the respective trustees of the ESOP and the 401(k) Plan. Each participant in the ESOP and the 401(k) Plan may direct the trustees as to the manner in which shares of First Southern common stock allocated to the participant's plan account are to be voted. Subject to the exercise of their fiduciary duties, the trustees of the ESOP will vote all unallocated shares of common stock and allocated shares for which no timely voting instructions are received in the same proportion as shares for which the trustees have received voting instructions. As of March 10, 2000, 131,383 shares have been allocated to each participants' accounts and 9,511 shares remain unallocated. The trustees of the ESOP are Charles L. Frederick, Jr., Thomas N. Ward and M. Kaye Townsend.

________________________________________________________________________________

                                STOCK OWNERSHIP

________________________________________________________________________________

         The following table provides information as of March 10, 2000 with respect to persons known to the Company to be the beneficial owners of more than 5% of the Company's outstanding common stock. A person may be considered to beneficially own any shares of common stock over which he or she has, directly or indirectly, sole or shared voting or investing power.

                                                                    Percent of
                                               Number of           Common Stock
          Name and Address                   Shares Owned           Outstanding
          ----------------                   ------------           -----------
          First Southern Bank                   140,894                 11.1%
          Employee Stock Ownership Plan
          102 South Court Street
          Florence, Alabama 35630

          H. M. Bobo                             75,000/(1)/             5.9
          P.O. Box 1003
          Florence, Alabama 35631

          -----------------------------
          (1)   Based on the Company's stock transfer records.

         The following table provides information about the shares of Company common stock that may be considered to be beneficially owned by each nominee for director of the Company and by all directors and executive officers of the Company as a group as of March 10, 2000. Unless otherwise indicated, each of the named individuals has sole voting power and sole investment power with respect to the number of shares shown.

                                                                         Number of Shares
                                                 Number of             That May Be Acquired      Percent of Common
                                               Shares Owned              Within 60 Days By       Stock Outstanding
                  Name                      (excluding options)         Exercising Options              (6)
    ---------------------------------  ------------------------------  ---------------------------------------------
            James E. Bishop                       50,913/(1)/                    6,149                 4.5%

             Milka S. Duke                        15,061/(2)/                    5,213                 1.6

            J. Acker Rogers                       28,960/(3)/                    6,149                 2.8

          Kenneth A. Williams                     12,575                         6,149                 1.5

             S. Greg Beadle                        1,935/(4)/                     -0-                  0.1

             Steve McKinney                        2,000                          -0-                  0.1

       Charles L. Frederick, Jr.                  36,085                        12,299                 1.9

             Gary A. Gamble                        6,068                         6,149                 0.9

             Thomas N. Ward                       47,462/(5)/                   12,299                 3.8

      All directors and executive                201,059                        48,258                18.9%
    officers as a group (9 persons)

-----------------------------
(1)  Includes 2,705 shares owned by Mr. Bishop's spouse.
(2) Includes 1,050 shares owned by Ms. Duke's spouse, and 10,000 shares held in Ms. Duke's IRA.
(3) Includes 1,000 shares owned by Mr. Rogers' spouse and 500 shares owned by Mr. Rogers' daughter.
(4) Includes 1,150 shares owned by Mr. Beadle's spouse and 585 shares owned by Mr. Beadle's son.
(5) Includes 4,635 shares owned by Mr. Ward's spouse and 25 shares owned jointly by Mr. Ward's spouse and son, and 25 shares owned by Mr. Ward's spouse and daughter.
(6) Percentages with respect to each person or group of persons have been calculated based on 1,268,626 shares of First Southern common stock outstanding and entitled to vote as of March 10, 2000, plus the number of shares of the Company's common stock which each person or group of persons has the right to acquire within 60 days of March 10, 2000 by the exercise of stock options.

________________________________________________________________________________

                      PROPOSAL 1 -- ELECTION OF DIRECTORS

________________________________________________________________________________

         The Company's Board of Directors consists of nine members. Seven directors are independent and two are members of management. The Board is divided into three classes with three-year staggered terms, with approximately one-third of the directors elected each year. The nominees for election to serve for a three-year term, or until their respective successors have been elected and qualified, are James E. Bishop, Milka S. Duke and J. Acker Rogers. All of the nominees are currently directors of the Company and the Bank.

         In accordance with the Board's age limitation policies, Kenneth Williams will retire from the Board effective the date of the annual meeting. The Board will adopt a resolution to be effective the date of the annual meeting to reduce the size of the Board to eight members.

         The Board of Directors intends to vote the proxies solicited by it for the election of the nominees named above. If any nominee is unable to serve, the persons named in the proxy card would vote your shares to approve the election of any substitute proposed by the Board of Directors. Alternatively, the Board of Directors may adopt a resolution to reduce the size of the Board. At this time, the Board of Directors knows of no reason why any nominee might be unable to serve.

         The Board of Directors recommends a vote "FOR" the election of all of the nominees.

         Information regarding the nominees for election at the annual meeting is provided below. Unless otherwise stated, each nominee has held his current occupation for the last five years. The age indicated in each nominee's biography is as of December 31, 1999. The indicated period for service as a director includes service as a director of the Bank.

                       Nominees for Election as Director

         The directors standing for election are:

         James E. Bishop is owner and president of an automobile and truck dealership. Age 51. Director since 1991.

         Milka S. Duke is a retired former executive of the Bank. Age 73. Director since 1987.

         J. Acker Rogers is the owner and president of a general insurance agency. Age 53. Director since 1991.

                        Directors Continuing in Office

         The following directors have terms ending in 2001:

         Charles L. Frederick, Jr. is the Chairman of the Board, President and Chief Executive Officer of the Company and the Bank. Age 61. Director since 1988.

         Gary A. Gamble is the president of a land development company. He is also the partner in an export company, a partner for another land development company and a consultant for an automotive supply company. Age 47. Director since 1992.

         The following directors have terms expiring in 2002:

         Thomas N. Ward is the Executive Vice President and Chief Operating Officer of the Company and the Bank. Age 44. Director since 1988.

         Kenneth A. Williams is the retired partner of an oil distribution company. Age 75. Director since 1967.

         Steve McKinney is the president of a fastener distribution company. Age
44. Director since 1998.

         S. Greg Beadle is the president of an electric supply company. Age 49. Director since 1998.

Meetings and Committees of the Board of Directors

         The business of the Company and the Bank is conducted through meetings and activities of their Boards of Directors and their committees. During the fiscal year ended December 31, 1999, the Board of Directors of the Company held 12 meetings and the Board of Directors of the Bank held 12 meetings. No director attended fewer than 75% of the total meetings of the Boards of Directors and committees on which such director served.

         The Audit Committee consists of Messrs. Williams (Chairman), Bishop, Gamble and Beadle. It meets as needed, but no fewer than at least once every six months, and is responsible for reviewing and evaluating the internal controls and accounting procedures and for recommending the annual appointment of the independent auditor. The Audit Committee also meets with the independent auditor to review the results of the annual audit and any related matters. The Audit Committee met two times during the fiscal year ended December 31, 1999.

         The Investment Committee consists of Messrs. Rogers (Chairman), Gamble and Williams. It meets quarterly, and is responsible for monitoring that the Bank's investment policies are implemented correctly and effectively. In addition, the Investment Committee is responsible for reviewing certain loan applications and requests for loan purchases and participations and other investment matters. The Investment Committee meets as needed, but no fewer than at least once every six months. The Investment Committee met seven times during the fiscal year ended December 31, 1999.

         The Personnel Committee consists of Ms. Duke (Chairman) and Messrs. Bishop, Rogers and McKinney. It meets as needed, but no fewer than at least once every six months, and is responsible for reviewing and recommending annual salary levels for executive officers, including the Chief Executive Officer, to the Board of Directors and for reviewing and establishing personnel policies and procedures. The Personnel Committee met four times during the fiscal year ended December 31, 1999.

         The Nominating Committee, consisting of the entire Board of Directors, considers and recommends the nominees for director to stand for election at the Company's annual meeting of shareholders. The Nominating Committee met once during the fiscal year ended December 31, 1999.

Directors' Compensation

         Directors of the Company receive a quarterly retainer of $550. Directors of the Bank, who also serve as directors of the Company, receive a fee of $750 per month with the exception of the Chairman of the Board who receives a fee of $850 per month. Non-officer directors receive an additional $100 for committee meetings. Total fees paid to directors of the Company and the Bank during the fiscal year ended December 31, 1999 were $136,000.

________________________________________________________________________________

                            EXECUTIVE COMPENSATION

________________________________________________________________________________

Summary Compensation Table

         The following information is furnished for Messrs. Frederick and Ward. No other executive officer of the Company or its subsidiaries received salary and bonus of $100,000 or more during the year ended December 31, 1999.

                                                          Annual Compensation/(1)/
                                                        ---------------------------

                                                                                         All
                                                                                         Other
              Name and Principal Position       Year     Salary/(2)/    Bonus/(3)/  Compensation/(4)/
             -------------------------------  --------- ------------  ------------- -----------------
             Charles L. Frederick, Jr. .....    1999       $137,900        $20,917         $19,343
             Chairman of the Board,             1998        139,603          5,000          50,017
             President and Chief                1997        136,939             --          63,648
             Executive Officer

             Thomas N. Ward ................    1999       $116,700        $17,583         $16,322
             Executive Vice President           1998        119,754          5,000          12,963
             and Chief Operating Officer        1997        115,758             --           6,844

---------------------------
(1) The Bank pays all compensation. Excludes certain additional benefits received by each individual, the aggregate amounts of which do not exceed 10% of the particular individual's total annual salary and bonus.
(2) Salaries for Messrs. Frederick and Ward include $12,400 and $11,200 in director's fees, respectively.
(3) Represents incentive bonus based on targeted goals for return on assets, return on equity and net income of First Southern.
(4) Consists of employer contributions to 401(k) plan ($11,402) and ESOP allocation ($24,263).


         Option Grants. No options were granted to Messrs. Frederick and Ward during the fiscal year ended December 31, 1999.

         Option Exercise/Value Table. The following information is provided for Messrs. Frederick and Ward for the fiscal year ended December 31, 1999.

                                                                Number of Securities        Value of Unexercised
                                                               Underlying Unexercised      In-the-Money Options at
                                                                 Options at Fiscal                 Fiscal
                                                                      Year-End                  Year-End/(1)/
                                    ------------------------ -------------------------------------------------------
                                       Acquired    Value
              Name                   on Exercise   Realized   Exercisable  Unexercisable   Exercisable Unexercisable
----------------------------------  ------------ ----------- ------------ --------------  ----------  --------------
Charles L. Frederick, Jr. ........        $ -0-       $ -0-       12,299          8,200        $ --            $ --
Thomas N. Ward....................          -0-         -0-       12,299          8,200          --              --

-------------------------------
(1) All options have an exercise price of $11.75 per share, which equals the market value of First Southern common stock on December 31, 1999. The options are considered "in-the-money" only if the exercise price is less than the market price.


         Employment Agreements. The Company and Bank (collectively, "Employers") have entered into three-year employment agreements with Messrs. Frederick and Ward providing for current salary levels of $125,500 and $105,500, respectively, which amounts will be paid by the Bank and which may be increased at the discretion of the Board of Directors or an authorized committee of the Board. The salary of each executive officer may not be decreased during the term of the employment agreement without the prior written consent of the officer. On each anniversary of the commencement date of the agreement, the term of the agreement may be extended by action of the Board of Directors for an additional year unless a notice of termination of the agreement is given by the executive officer. The Employers may terminate the agreements for just cause at any time or in certain events specified by federal regulations.

         The employment agreements provide for severance payments and other benefits in the event of involuntary termination of employment in connection with any change in control of the Employers. Severance payments also will be provided on a similar basis in connection with a voluntary termination of employment within 12 months of a change in control where the executive officers are assigned duties inconsistent with their positions, duties, responsibilities and status immediately prior to such change in control. The term "change in control" is defined in the agreements as, among other things, any time during the period of employment when a change of control is deemed to have occurred when (a) a person other than the Company purchases shares of Common Stock pursuant to a tender or exchange offer for such shares, (b) any person (as such term is used in Sections 13(d) and 14(d)(2) of the Securities Exchange Act of 1934, as amended) is or becomes the beneficial owner, directly or indirectly, of securities of the Company representing 25% or more of the combined voting power of the Company's then outstanding securities, (c) the membership of the Board of Directors changes as the result of a contested election, or (d) stockholders of the Company approve a merger, consolidation, sale or disposition of all or substantially all of the Company's assets, or a plan of partial or complete liquidation.

         The severance payments from the Employers will equal 2.99 times Messrs. Frederick's and Ward's average annual compensation during the preceding five years. Such amount will be paid in a lump sum within 10 business days following the termination of employment. The Internal Revenue Code of 1986, as amended, provides that certain severance payments which equal or exceed three times the base compensation of the individual are deemed to be "excess parachute payments" if they are contingent upon a change in control. Individuals receiving excess parachute payments are subject to a 20% excise tax on the amount of such excess payments, and the Employers would not be entitled to deduct the amount of such excess payments.

         The agreement restricts Messrs. Frederick's and Ward's right to compete against the Employers for a period of one year from the date of termination of the agreement if Messrs. Frederick and Ward voluntarily terminate their employment, except in the event of a change in control.

________________________________________________________________________________

            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

________________________________________________________________________________

         Section 16(a) of the Securities Exchange Act of 1934 requires the Company's executive officers and directors, and persons who own more than 10% of any registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Executive officers, directors and greater than 10% stockholders are required by regulation to furnish the Company with copies of all Section 16(a) reports they file.

         Based solely on its review of the copies of the reports it has received and written representations provided to the Company from the individuals required to file the reports, the Company believes that during the fiscal year ended December 31, 1999, Mr. Charles L. Frederick, Jr. and Ms. Milka S. Duke did not promptly report certain transactions in the Company's common stock on Forms 4 due to an administrative error. Mr. Frederick's late filing involved the sale of common stock. Ms. Duke's late filing involved the exercise of stock options.

________________________________________________________________________________

                         TRANSACTIONS WITH MANAGEMENT

________________________________________________________________________________

         Federal regulations require that all loans or extensions of credit to executive officers and directors of insured financial institutions must be made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons, except for loans made pursuant to programs generally available to all employees, and must not involve more than the normal risk of repayment or present other unfavorable features. The Bank, therefore, is prohibited from making any new loans or extensions of credit to executive officers and directors at different rates or terms than those offered to the general public, except for loans made under programs generally available to all employees, and the Bank has adopted a policy to this effect. In addition, loans made to a director or executive officer in an amount that, when aggregated with the amount of all other loans to such person and his or her related interests, are in excess of the greater of $25,000 or 5% of the institution's capital and surplus (up to a maximum of $500,000) must be approved in advance by a majority of the disinterested members of the Board of Directors. The aggregate amount of loans by the Bank to its executive officers and directors was approximately $3.6 million at December 31, 1999.

         Director J. Acker Rogers is part owner of the insurance firm of Rogers, Carlton & Associates, Inc., from which the Bank has purchased insurance for the past several years. Rogers, Carlton & Associates, Inc. received approximately $37,000 from the Bank during the fiscal year ended December 31, 1999.

________________________________________________________________________________

              PROPOSAL 2 -- RATIFICATION OF INDEPENDENT AUDITORS

________________________________________________________________________________

         The Board of Directors has appointed Marmann, McCrary & Associates, P.C. to be its independent auditors for the 2000 fiscal year, subject to the ratification by stockholders. A representative of Marmann, McCrary & Associates, P.C. is expected to be present at the annual meeting to respond to appropriate questions from stockholders and will have the opportunity to make a statement should he desire to do so.

         If the ratification of the appointment of the independent auditors is not approved by a majority of the votes cast by stockholders at the annual meeting, the Board of Directors may consider other independent auditors.

              The Board of Directors recommends that stockholders
               vote "FOR" the ratification of the appointment of
                             independent auditors.

________________________________________________________________________________

                                 MISCELLANEOUS

________________________________________________________________________________

         The Company will pay the cost of this proxy solicitation. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of First Southern common stock. In addition to soliciting proxies by mail, directors, officers and regular employees of the Company may solicit proxies personally or by telephone without receiving additional compensation.

         The Company's Annual Report to Stockholders has been mailed to stockholders as of the close of business on March 10, 2000. Any stockholder who has not received a copy of the Annual Report may obtain a copy by writing to the Secretary of the Company. The Annual Report is not to be treated as part of the proxy solicitation material or as having been incorporated in this proxy statement by reference.

         A copy of the Company's Form 10-KSB for the fiscal year ended December 31, 1999, as filed with the Securities and Exchange Commission, will be furnished without charge to stockholders as of the close of business on March 10, 2000 upon written request to M. Kaye Townsend, Corporate Secretary, First Southern Bancshares, Inc., Florence, Alabama 35630.

________________________________________________________________________________

                             STOCKHOLDER PROPOSALS

________________________________________________________________________________

         Proposals that stockholders seek to have included in the proxy statement for the Company's next annual meeting must be received by the Company no later than November 16, 2000. If next year's annual meeting is held on a date more than 30 calendar days from April 19, 2001, a stockholder proposal must be received by a reasonable time before the proxy solicitation for such annual meeting is made. Any stockholder proposals will be subject to the requirements of the proxy rules adopted by the Securities and Exchange Commission.

         The Company's Certificate of Incorporation provides that in order for a stockholder to make nominations for the election of directors or proposals for business to be brought before the annual meeting, a stockholder must deliver notice of such nominations and/or proposals to the Secretary not less than 30 nor more than 60 days before the date of the annual meeting; provided that if less than 31 days' notice of the annual meeting is given to stockholders, such notice must be delivered not later than the close of the tenth day following the day on which notice of the annual meeting was mailed to stockholders or public disclosure of the meeting date was made. A copy of the Certificate of Incorporation may be obtained from the Company.

                                   BY ORDER OF THE BOARD OF DIRECTORS

                                   /s/ M. Kaye Townsend

                                   M. Kaye Townsend
                                   Corporate Secretary

Florence, Alabama
March 17, 2000

                               REVOCABLE PROXY
                        FIRST SOUTHERN BANCSHARES, INC.
[X] PLEASE MARK         ANNUAL MEETING OF STOCKHOLDERS
    VOTES AS IN
    THIS SAMPLE                 April 19, 2000

                        _______________________________


     The undersigned hereby appoints the official Proxy Committee of the Board of Directors, consisting of Charles L. Frederick, Jr. and Thomas N. Ward, with full powers of substitution, to act as proxy for the undersigned, and to vote all shares of common stock of First Southern Bancshares, Inc. (the "Company") owned of record by the undersigned at the Annual Meeting of Stockholders, to be held at the main office of First Southern Bank located at 102 South Court Street, Florence, Alabama, on Wednesday, April 19, 2000, at 10:00 a.m., Central Time, and at any and all adjournments thereof, as designated hereon with respect to the matters set forth herein and described in the accompanying Proxy Statement and, in their discretion, for the election of a person to the Board of Directors if any nominee named herein becomes unable to serve or for good cause will not serve and with respect to any other business that may properly come before the meeting. Any prior proxy or voting instructions are hereby revoked.


                                       Please be sure to sign and date this
                                       Proxy in the box below
                                       Dated ________________



                                       ________________________________
                                       STOCKHOLDER SIGN ABOVE



                                       ________________________________
                                       CO-HOLDER (IF ANY) SIGN ABOVE


     1. The election as directors of all nominees listed (except as marked to the contrary below).

          James E. Bishop          Milka S. Duke            J. Acker Rogers

                                                                 FOR ALL
          FOR                       WITHHOLD                     EXCEPT
          ---                       --------                     ------

          [_]                          [_]                         [_]

INSTRUCTION: To withhold authority to vote for any individual nominee, mark "EXCEPT" and write that nominee's name in the space provided below.

________________________________________________________________________________


     2. The ratification of the appointment of Marmann, McCrary & Associates, P.C. as independent auditors for the fiscal year ending December
31, 2000.

          FOR                       AGAINST                ABSTAIN
          ---                       -------                -------
          [_]                         [_]                    [_]

         This proxy card will also be used to provide voting instructions to the trustees for any shares of common stock of the Company allocated to participants under First Southern Bank Employee Stock Ownership Plan and the First Southern Bank 401(k) Plan.

               THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

                THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR"
                         EACH OF THE LISTED PROPOSALS.

     THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED "FOR" EACH OF THE PROPOSALS LISTED. IF ANY OTHER BUSINESS IS PRESENTED AT THE MEETING, INCLUDING WHETHER OR NOT TO ADJOURN THE MEETING, THIS PROXY WILL BE VOTED BY THE PROXIES IN THEIR BEST JUDGMENT. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE ANNUAL MEETING.

                        FIRST SOUTHERN BANCSHARES, INC.

     The above-signed acknowledges receipt from the Company, prior to the execution of this proxy, of a Notice of Annual Meeting of Stockholders, a Proxy Statement dated for the Annual Meeting of Stockholders, and the Annual Report to Stockholders.

     Please sign exactly as your name appears on this proxy card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder may sign but only one signature is required.

                             PLEASE ACT PROMPTLY
                   SIGN, DATE AND MAIL YOUR PROXY CARD TODAY